                                                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 21, 1998 included in or incorporated by reference in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1998.




                                                       /s/ ARTHUR ANDERSEN LLP


San Jose, California
November 4, 1998